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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 12, 2002
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey 07016
(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

        On December 12, 2002, Mack-Cali Realty Corporation, a Maryland corporation, sold, through a subsidiary, its investment in ARCap Investors, L.L.C., a joint venture formed to invest in unrated B pieces of commercial mortgage-backed securities, for approximately $20,225,000. The sale was made pursuant to the terms and conditions of a Purchase and Sale Agreement dated as of November 1, 2002 (the "Purchase Agreement").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement dated as of November 1, 2002.
99.1	Press release of Mack-Cali Realty Corporation dated December 13, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION
Date: December 19, 2002	By:	/s/ ROGER W. THOMAS Roger W. Thomas Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Purchase and Sale Agreement dated as of November 1, 2002.
99.1	Press release of Mack-Cali Realty Corporation dated December 13, 2002.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX